805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

RYDEX SERIES FUNDS
RYDEX DYNAMIC FUNDS
RYDEX VARIABLE TRUST

Supplement dated March 7, 2017 to the currently effective Statements of Additional Information (collectively, the “SAIs”) of Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust (collectively, the “Trusts”).

This supplement provides new and additional information beyond that contained in the Trusts’ SAIs and should be read in conjunction with the Trusts’ SAIs.

Security Benefit Life Insurance Company (and its subsidiaries and affiliates) is no longer affiliated with Security Investors, LLC and Guggenheim Funds Distributors, LLC. Effective January 31, 2017, any references to such relationship status between Security Benefit Life Insurance Company (and its subsidiaries and affiliates) and Security Investors, LLC and Guggenheim Funds Distributors, LLC as affiliates are hereby deleted.

Please retain this supplement for future reference.

RDX-SAI-SUP-0317